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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2000

IN FOCUS SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Oregon (State or other jurisdiction of incorporation or organization)	93-0932102 (I.R.S. Employer Identification No.)

27700B SW Parkway Avenue, Wilsonville, Oregon (Address of principal executive offices)	97070 (Zip Code)

Registrant's telephone number, including area code: 503-685-8888

(Former name or former address, if changed since last report): N/A

IN FOCUS SYSTEMS, INC.

FORM 8-K

INDEX

Item	Description	Page
Item 5.	Other Events	2
Item 7.	Financial Statements and Exhibits	2
	Signatures	3

Item 5.  Other Events

    See press release regarding business combination agreement between In Focus Systems, Inc. and Proxima ASA attached as Exhibit 99.

Item 7.  Financial Statements and Exhibits

  c.
  Exhibits

  99
  Press release dated March 6, 2000 regarding business combination agreement between In Focus Systems, Inc. and Proxima ASA.

2

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 6, 2000	IN FOCUS SYSTEMS, INC.
	By:	/s/ E. SCOTT HILDEBRANDT E. Scott Hildebrandt Vice President, Finance, Chief Financial Officer and Secretary (Principal Financial and Accounting Officer)

3

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SIGNATURES